UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

VERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31342 (Commission File Number)	54-1387657 (I.R.S. Employer Identification No.)

1200 South Hayes Street, Suite 1100 Arlington, Virginia (Address of principal executive offices)	22202 (Zip Code)

Registrant’s telephone number, including area code: (703) 575-3100

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Veridian Corporation Press Release dated May 1, 2003 announcing earnings for the three month period ending March 31, 2003.

Item 9. Regulation FD Disclosure.

     The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

     On May 1, 2003, Veridian Corporation issued a press release announcing its earnings for the three month period ending March 31, 2003. A copy of the press release is set forth as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIDIAN CORPORATION

By:	/s/ Jerald S. Howe, Jr.
Name:	Jerald S. Howe, Jr.
Title:	Senior Vice President, General Counsel and Secretary

Date: May 1, 2003

EXHIBIT INDEX

Exhibit

99.1	Veridian Corporation Press Release dated May 1, 2003 announcing earnings for the three month period ending March 31, 2003.